Exhibit 10.19
AMENDED AND RESTATED VOTING AGREEMENT
     THIS AMENDED AND RESTATED VOTING AGREEMENT (the “Agreement”) is made and entered into as of September 20, 2002, by and among DemandTec, Inc., a Delaware corporation (the “Company”), the holders of the Company’s Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock (collectively, the “Preferred Stock”) listed on the Schedule of Investors attached as Schedule A hereto (the “Investors”), and the holders of Common Stock of the Company (the “Common Holders”) listed on the Schedule of Common Holders attached as Schedule B hereto. The Company, the Common Holders and the Investors are individually each referred to herein as a “Party” and are collectively referred to herein as the “Parties.” The Company’s Board of Directors is referred to herein as the “Board.”
WITNESSETH:
     WHEREAS, the Company and certain of the Investors have entered into that certain Supplemental Series C Preferred Stock Purchase Agreement of even date herewith (the “Purchase Agreement”), which provides for, among other things, the purchase by certain of the Investors of shares of the Company’s Series C Preferred Stock (the “Series C Stock”);
     WHEREAS, the Company’s Certificate of Incorporation provides that (a) holders of shares of Common Stock, voting together as a class, shall elect two (2) members of the Board (the “Common Directors”), (b) holders of shares of the Company’s Series B Preferred Stock (“Series B Stock”), voting together as a class, shall elect one (1) member of the Board (the “Series B Director”), (c) holders of shares of the Company’s Series C Stock, voting together as a class, shall elect one (1) member of the Board (the “Series C Director”; together with the Series B Director, the “Preferred Directors”) and (d) holders of shares of Common Stock and holders of shares of Preferred Stock, voting together as a class, shall be entitled to elect the two (2) remaining members of the Board (the “Industry Directors”); and
     WHEREAS, the Company, the Common Holders and certain of the Investors are parties to that certain Amended and Restated Voting Agreement dated as of November 16, 2001 (the “Previous Agreement”); and
     WHEREAS, to induce certain Investors to enter into the Purchase Agreement and purchase shares of Series C Stock thereunder, the Company, the holders of shares of the Company’s Series A Preferred Stock, Series B Stock, Series C Stock and the Common Holders desire to enter into this Agreement with such Investors, which Agreement shall amend and restate the Previous Agreement in its entirety;
     NOW, THEREFORE, in consideration of the foregoing premises and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
     1. Agreement to Vote. Each Investor, as a holder of Preferred Stock, hereby agrees on behalf of itself and any transferee or assignee of any such shares of the Preferred Stock, to hold all of the shares of Preferred Stock registered in its name (and any securities of the

Company issued with respect to, upon conversion of, or in exchange or substitution of the Preferred Stock, and any other voting securities of the Company subsequently acquired by such Investor) (hereinafter collectively referred to as the “Investor Shares”) subject to, and to vote the Investor Shares at a regular or special meeting of stockholders (or by written consent) in accordance with, the provisions of this Agreement. Each Common Holder, as a holder of Common Stock of the Company, hereby agrees on behalf of itself and any transferee or assignee of any such shares of Common Stock, to hold all of such shares of Common Stock and any other securities of the Company acquired by such Common Holder in the future (and any securities of the Company issued with respect to, upon conversion of, or in exchange or substitution for such securities) (hereinafter collectively referred to as the “Common Holder Shares”) subject to, and to vote the Common Holder Shares at a regular or special meeting of stockholders (or by written consent) in accordance with, the provisions of this Agreement.
     2. Election of Directors.
          (a) In any election of directors of the Company to elect the Common Directors, the Parties holding shares of Common Stock shall each vote at any regular or special meeting of stockholders (or by written consent) such number of shares of Common Stock then owned by them (or as to which they then have voting power) as may be necessary to elect two (2) directors, one of which directors shall be the Company’s chief executive officer. Initially, such directors shall be Dan Fishback and Mike Neal.
          (b) In any election of directors of the Company to elect the Series B Director, the Parties holding shares of Series B Stock shall each vote at any regular or special meeting of stockholders (or by written consent) such number of shares of Series B Stock then owned by them (or as to which they then have voting power) as may be necessary to elect one (1) director nominated by Crosspoint Venture Partners (“Crosspoint”). Initially, the director nominated by Crosspoint shall be James Dorrian.
          (c) In any election of directors of the Company to elect the Series C Director, the Parties holding shares of Series C Stock shall each vote at any regular or special meeting of stockholders (or by written consent) such number of shares of Series C Stock then owned by them (or as to which they then have voting power) as may be necessary to elect one (1) director nominated by Cargill eVentures (“Cargill”). Initially, the director nominated by Cargill shall be James D. Sayre.
          (d) In any election of directors of the Company to elect the Industry Directors, the Investors and the Common Holders shall each vote at any regular or special meeting of stockholders (or by written consent) such number of shares of capital stock then owned by them (or as to which they have voting power) as may be necessary to elect two (2) independent outside directors nominated and approved by the holders of a majority of Preferred Stock then outstanding. Initially, the directors nominated as the Industry Directors shall be Larry Lowry and Han Kim.
          (e) In the event of the resignation, death, removal or disqualification of a director selected by Crosspoint or Cargill, as the case may be, Crosspoint or Cargill shall promptly nominate a new director, and, after written notice of the nomination has been given by

2

Crosspoint or Cargill, as the case may be, to the other parties, each Investor and Common Holder shall promptly vote its shares of capital stock of the Company to elect such nominee to the Board of Directors.
     3. Removal. Any director of the Company may be removed from the Board in the manner allowed by law and the Company’s Certificate of Incorporation and Bylaws, but with respect to a director designated pursuant to subsections 2(a), 2(b), 2(c) and 2(d) above, only upon the vote or written consent of the stockholders entitled to designate such director.
     4. Legend on Share Certificates. Each certificate representing any Investor Shares or Common Holder Shares shall be endorsed by the Company with a legend reading substantially as follows:
“The Shares evidenced hereby are subject to a Voting Agreement (a copy of which may be obtained upon written request from the issuer), and by accepting any interest in such shares the person accepting such interest shall be deemed to agree to and shall become bound by all the provisions of said Voting Agreement.”
     5. Covenants of the Company. The Company agrees to use its reasonable efforts to ensure that the rights granted hereunder are effective and that the Parties hereto enjoy the benefits thereof. Such actions include, without limitation, the use of the Company’s reasonable efforts to cause the nomination and election of the directors as provided above. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all of the provisions of this Agreement and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Parties hereunder against impairment.
     6. No Liability for Election of Recommended Directors. Neither the Company, the Common Holders, the Investors, nor any officer, director, stockholder, partner, employee or agent of such Party, makes any representation or warranty as to the fitness or competence of the nominee of any Party hereunder to serve on the Company’s Board by virtue of such Party’s execution of this Agreement or by the act of such Party in voting for such nominee pursuant to this Agreement.
     7. No Revocation. The voting agreements contained herein are coupled with an interest and may not be revoked during the term of this Agreement (or until as amended according to the terms of this Agreement).
     8. Specific Enforcement. It is agreed and understood that monetary damages would not adequately compensate an injured Party for the breach of this Agreement by any Party, that this Agreement shall be specifically enforceable, and that any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order. Further, each Party hereto waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach.

3

     9. Execution by the Company. The Company, by its execution in the space provided below, agrees that it will cause the certificates evidencing the shares of Common Stock and Preferred Stock to bear the legend required by Section 4 herein, and it shall supply, free of charge, a copy of this Agreement to any holder of a certificate evidencing shares of capital stock of the Company upon written request from such holder to the Company at its principal office. The parties hereto do hereby agree that the failure to cause the certificates evidencing the shares of Common Stock and Preferred Stock to bear the legend required by Section 4 herein and/or failure of the Company to supply, free of charge, a copy of this Agreement as provided under this Section 9 shall not affect the validity or enforceability of this Agreement.
     10. Captions. The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way limit or modify the terms and provisions hereof.
     11. Notices. Any notice required or permitted by this Agreement shall be in writing and shall be sent prepaid registered or certified mail, return receipt requested, addressed to the other Party at the address shown below or at such other address for which such Party gives notice hereunder. Such notice shall be deemed to have been given three (3) days after deposit in the mail.
     12. Term. This Agreement shall terminate and be of no further force or effect upon the earlier of (a) the consummation of the Company’s sale of its Common Stock or other securities pursuant to a bona fide, firmly underwritten public offering of such shares of Common Stock pursuant to a registration filed on Form S-1 or Form SB-2 under the Securities Act of 1933, as amended, (b) the closing of the Company’s sale of all or substantially all of its assets, or (c) the acquisition of the Company by another entity by means of merger, consolidation or other transaction or series of related transactions resulting in (x) the transfer of fifty percent (50%) or more of the outstanding voting power of the Company or (y) the stockholders of the Company immediately prior to such transaction or series of related transactions owning less than fifty percent (50%) of the outstanding voting power of the Company immediately after such transaction or series of related transactions.
     13. Manner of Voting. The voting of shares pursuant to this Agreement may be effected in person, by proxy, by written consent, or in any other manner permitted by applicable law.
     14. Amendments and Waivers. Any term hereof may be amended and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of (a) the holders of a majority of the shares of Common Stock (not including shares of Common Stock issued upon conversion of Preferred Stock) held by parties to this Agreement and (b) the holders of a majority of the shares of Common Stock issuable or issued upon conversion of Preferred Stock held by parties to this Agreement; provided, however, that the written consent of Crosspoint shall be necessary for any amendment or waiver of Section 2(b) regarding Crosspoint, and the written consent of Cargill shall be necessary for any amendment or waiver of Section 2(c) regarding Cargill. Any amendment or waiver so effected shall be binding upon all the Parties hereto.

4

     15. Stock Splits, Stock Dividends, etc. In the event of any issuance of shares of the Company’s voting securities hereafter to any of the Parties hereto (including, without limitation, in connection with any stock split, stock dividend, recapitalization, reorganization, or the like), such shares shall become subject to this Agreement and shall be endorsed with the legend set forth in Section 4.
     16. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
     17. Binding Effect. In addition to any restriction on transfer that may be imposed by any other agreement by which any Party hereto may be bound, this Agreement shall be binding upon the Parties, their respective heirs, successors and assigns and to such additional individuals or entities that may become stockholders of the Company and that desire to become Parties hereto; provided that for any such transfer to be deemed effective, the transferee shall have executed and delivered an Adoption Agreement substantially in the form attached hereto as Exhibit A. Upon the execution and delivery of an Adoption Agreement by any transferee reasonably acceptable to the Company, such transferee shall be deemed to be a Party hereto as if such transferee’s signature appeared on the signature pages hereto. By their execution hereof or any Adoption Agreement, each of the Parties hereto appoints the Company as its attorney-in-fact for the purpose of executing any Adoption Agreement that may be required to be delivered hereunder.
     18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflicts of law principles thereof.
     19. Entire Agreement. This Agreement is intended to be the sole agreement of the Parties as it relates to this subject matter and does hereby supersede all other agreements of the Parties relating to the subject matter hereof.
     20. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
[Signature Page Next]

5

     IN WITNESS WHEREOF, the Parties have executed this Amended and Restated Voting Agreement as of the date first above written.

DEMANDTEC, INC.
By:	/s/ Dan Fishback
Dan Fishback, President and Chief
Executive Officer

Address:	One Circle Star Way, Suite 200 San Carlos, CA 94070
SIGNATURE PAGE TO THE DEMANDTEC, INC. AMENDED AND RESTATED
VOTING AGREEMENT

INVESTOR:

CROSSPOINT VENTURE PARTNERS 2000, L.P. By: Crosspoint Associates 2000, L.L.C. Its: General Partner

By:/s/ James Dorrian

Address:	2925 Woodside Road Woodside, California 94062

CROSSPOINT VENTURE PARTNERS 2000 (Q), L.P. By: Crosspoint Associates 2000, L.L.C. Its: General Partner

By:/s/ James Dorrian

Address:	2925 Woodside Road Woodside, California 94062
SIGNATURE PAGE TO THE DEMANDTEC, INC. AMENDED AND RESTATED
VOTING AGREEMENT

INVESTOR: CARGILL, INCORPORATED
By:	/s/ James Sayre
President, Cargill Ventures

Address:	1500 Fashion Island Blvd, Suite 209 San Mateo, Ca 94404
SIGNATURE PAGE TO THE DEMANDTEC, INC. AMENDED AND RESTATED
VOTING AGREEMENT

INVESTOR: ALTOS VENTURES
By:	/s/ Han J. Kim
General Partner

Address:	2882 Sand Hill Road, Suite 100 Menlo Park, California 94025
SIGNATURE PAGE TO THE DEMANDTEC, INC. AMENDED AND RESTATED
VOTING AGREEMENT

INVESTOR: ATHENA VENTURE FUND LP
By:	/s/ Steven Lee
Principal

Address:	310 University Avenue, Suite 202 Palo Alto, California 94301
SIGNATURE PAGE TO THE DEMANDTEC, INC. AMENDED AND RESTATED
VOTING AGREEMENT

INVESTOR: Homer and Marcia Dunn
/s/ Homer Dunn

Address:	1190 Sacramento Street San Francisco, CA 94108
SIGNATURE PAGE TO THE DEMANDTEC, INC. AMENDED AND RESTATED
VOTING AGREEMENT

INVESTOR:

Moldaw Variable Fund

By: /s/ Stuart G. Moldaw

General Partner

Address:	c/o Gymboree Attn: Stuart Moldaw 700 Airport Blvd., Suite# 200 Burlingame, CA 94010
SIGNATURE PAGE TO THE DEMANDTEC, INC. AMENDED AND RESTATED
VOTING AGREEMENT

INVESTOR:

GC&H Investments

By: /s/ Andrei M. Manoliu

Executive Partner

Address:	c/o Cooley Godward 5 Palo Alto Square 3000 El Camino Real Palo Alto, CA 94306
SIGNATURE PAGE TO THE DEMANDTEC, INC. AMENDED AND RESTATED
VOTING AGREEMENT

INVESTOR:

WS Investments Co 99B

By: /s/ Aaron Alter

Address:	c/o Wilson Sonsini Goodrich & Rosati 650 Page Mill Road Palo Alto, CA 94304
SIGNATURE PAGE TO THE DEMANDTEC, INC. AMENDED AND RESTATED
VOTING AGREEMENT

INVESTOR:

Storm Duncan

/s/ Storm Duncan

Address:	21 Mallorca Way San Francisco, CA 94123
SIGNATURE PAGE TO THE DEMANDTEC, INC. AMENDED AND RESTATED
VOTING AGREEMENT

INVESTOR:

Howard Park

/s/ Howard Park

Address:	289 29th Avenue San Francisco, CA 94121
SIGNATURE PAGE TO THE DEMANDTEC, INC. AMENDED AND RESTATED
VOTING AGREEMENT

INVESTOR:

Gerard Cunningham

/s/ Gerard Cunningham

Address:	208 Third Street Sausalito, CA 94965
SIGNATURE PAGE TO THE DEMANDTEC, INC. AMENDED AND RESTATED
VOTING AGREEMENT

INVESTOR:

Richard Arnold

/s/ Richard Arnold, Jr.

Address:	c/o Wilson Sonsini Goodrich & Rosati 650 Page Mill Road Palo Alto, CA 94304
SIGNATURE PAGE TO THE DEMANDTEC, INC. AMENDED AND RESTATED
VOTING AGREEMENT

INVESTOR:

Aaron Alter

/s/ Aaron Alter

Address:	c/o Wilson Sonsini Goodrich & Rosati 650 Page Mill Road Palo Alto, CA 94304
SIGNATURE PAGE TO THE DEMANDTEC, INC. AMENDED AND RESTATED
VOTING AGREEMENT

INVESTOR:

Jamie Stewart

/s/ Jamie Stewart

Address:	c/o Wilson Sonsini Goodrich & Rosati
650 Page Mill Road
Palo Alto, CA 94304
SIGNATURE PAGE TO THE DEMANDTEC, INC. AMENDED AND RESTATED
VOTING AGREEMENT

INVESTOR:

Larry Lowry

/s/ Larry Lowry

Address:	137 Stockbridge Avenue
Atherton, CA 94027
SIGNATURE PAGE TO THE DEMANDTEC, INC. AMENDED AND RESTATED
VOTING AGREEMENT

INVESTOR:

Hartwig Huemer

/s/ Hartwig Huemer

Address:	7945 Almor Drive
Verona, WI 53593
SIGNATURE PAGE TO THE DEMANDTEC, INC. AMENDED AND RESTATED
VOTING AGREEMENT

INVESTOR:

Gary Davis

/s/ Gary Davis

Address:	263 29th Avenue
San Francisco, CA 94121
SIGNATURE PAGE TO THE DEMANDTEC, INC. AMENDED AND RESTATED
VOTING AGREEMENT

INVESTOR:

G&H Partners

	By:	/s/ Jonathan Gleason

Address:	c/o Gunderson Dettmer
155 Constitution Drive
Menlo Park, CA 94025
SIGNATURE PAGE TO THE DEMANDTEC, INC. AMENDED AND RESTATED
VOTING AGREEMENT

INVESTOR:

Dan Fishback

/s/ Dan Fishback

Address:	c/o DemandTec, Inc.
One Circle Star Way, #200
San Carlos, CA 94070
SIGNATURE PAGE TO THE DEMANDTEC, INC. AMENDED AND RESTATED
VOTING AGREEMENT

INVESTOR:

Andy Moss

/s/ Andy Moss

Address:	c/o DemandTec, Inc.
One Circle Star Way, #200
San Carlos, CA 94070
SIGNATURE PAGE TO THE DEMANDTEC, INC. AMENDED AND RESTATED
VOTING AGREEMENT

INVESTOR:

John Shap

/s/ John Shap

Address:	c/o DemandTec, Inc.
One Circle Star Way, #200
San Carlos, CA 94070
SIGNATURE PAGE TO THE DEMANDTEC, INC. AMENDED AND RESTATED
VOTING AGREEMENT

INVESTOR:

Mark A. Culhane and Michele L. Culhane
Trustees UTA dtd, 12/16/99

	By:	/s/ Mark Culhane

Trustee

USB Piper Jaffray as custodian FBO
Mark Culhane IRA 120 224946

	By:	/s/ Mark Culhane

Trustee

Maxwell A.R. Culhane 1999 Irrevocable Trust

	By:	/s/ Mark Culhane

Trustee

Monica G. Culhane 1999 Irrevocable Trust

	By:	/s/ Mark Culhane

Trustee

Michael D. Culhane 1999 Irrevocable Trust

	By:	/s/ Mark Culhane

Trustee

Address:	c/o DemandTec, Inc.
One Circle Star Way, #200
San Carlos, CA 94070
SIGNATURE PAGE TO THE DEMANDTEC, INC. AMENDED AND RESTATED
VOTING AGREEMENT

INVESTOR:

Phil Mahoney

/s/ Phil Mahoney

Address:	12100 Foothill Lane
Los Altos Hills, CA 94022
SIGNATURE PAGE TO THE DEMANDTEC, INC. AMENDED AND RESTATED
VOTING AGREEMENT

INVESTOR:

Eleven Rings, LLC

By:	/s/ Harris Barton

Managing Member
SIGNATURE PAGE TO THE DEMANDTEC, INC. AMENDED AND RESTATED
VOTING AGREEMENT

INVESTOR:

NONSTOP Solutions, Inc.

By:	/s/ [illegible]

SIGNATURE PAGE TO THE DEMANDTEC, INC. AMENDED AND RESTATED
VOTING AGREEMENT

COMMON HOLDERS:

	By:	/s/ Michael Neal

Michael Neal

Address:	c/o DemandTec, Inc.
One Circle Star Way, #200
San Carlos, CA 94070

	By:	/s/ Hau Lee

Hau Lee

Address:	c/o DemandTec, Inc.
One Circle Star Way, #200
San Carlos, CA 94070

	By:	/s/ Scott Molinaroli

Scott Molinaroli

Address:	c/o DemandTec, Inc.
One Circle Star Way, #200
San Carlos, CA 94070
SIGNATURE PAGE TO THE DEMANDTEC, INC. AMENDED AND RESTATED
VOTING AGREEMENT

COMMON HOLDERS:

	By:	/s/ Dan Fishback

Dan Fishback

Address:	c/o DemandTec, Inc.
One Circle Star Way, #200
San Carlos, CA 94070

	By:	/s/ Phil Delurgio

Phil Delurgio

Address:	c/o DemandTec, Inc.
One Circle Star Way, #200
San Carlos, CA 94070
SIGNATURE PAGE TO THE DEMANDTEC, INC. AMENDED AND RESTATED
VOTING AGREEMENT

COMMON HOLDERS:

Mark A. Culhane and Michele L. Culhane
Trustees UTA dtd, 12/16/99

	By:	/s/ Mark Culhane

Trustee

USB Piper Jaffray as custodian FBO
Mark Culhane IRA 120 224946

	By:	/s/ Mark Culhane

Trustee

Maxwell A.R. Culhane 1999 Irrevocable Trust
	By:	/s/ Mark Culhane

Trustee

Monica G. Culhane 1999 Irrevocable Trust

	By:	/s/ Mark Culhane

Trustee

Michael D. Culhane 1999 Irrevocable Trust

	By:	/s/ Mark Culhane

Trustee

Address:	c/o DemandTec, Inc.
One Circle Star Way, #200
San Carlos, CA 94070
SIGNATURE PAGE TO THE DEMANDTEC, INC. AMENDED AND RESTATED
VOTING AGREEMENT

COMMON HOLDERS:

	By:	/s/ Andy Moss

Andy Moss

Address:	c/o DemandTec, Inc.
One Circle Star Way, #200
San Carlos, CA 94070

	By:	/s/ John Shap

John Shap

Address:	c/o DemandTec, Inc.
One Circle Star Way, #200
San Carlos, CA 94070
SIGNATURE PAGE TO THE DEMANDTEC, INC. AMENDED AND RESTATED
VOTING AGREEMENT

SCHEDULE A
LIST OF INVESTORS
Aaron J. Alter
Altos Ventures
Altos Ventures II, LP
Andy Moss
Athena Technology Ventures
Athena Venture Fund, L.P.
Cargill, Incorporated
Crosspoint Venture Partners 2000 (Q), L.P.
Crosspoint Venture Partners 2000, L.P.
Dan Fishback
Eleven Rings, LLC
G&H Partners
Gary S. Davis
GC&H Investments
Gerard Cunningham
Hartwig Huemer
Homer and Marcia Dunn
Howard C. Park
John Shap
Jamie Stewart
Larry Lowry
Moldaw Variable Fund
Mark A. Culhane and Michele L. Culhane, Trustees UTA dated 12/16/99
USB Piper Jaffray as custodian FBO Mark Culhane IRA 120 224946
Maxwell A. R. Culhane 1999 Irrevocable Trust
Monica G. Culhane 1999 Irrevocable Trust
Michael D. Culhane 1999 Irrevocable Trust
NONSTOP Solutions, Inc.
Phil Mahoney
Richard S. Arnold, Jr.
Storm Duncan
WS Investment Company 99B

SCHEDULE B
LIST OF COMMON HOLDERS:
Michael Neal
Hau Lee
Scott Molinaroli
Philip Delurgio
Dan Fishback
Mark Culhane
Andy Moss
John Shap

EXHIBIT A
ADOPTION AGREEMENT
          This Adoption Agreement (“Adoption Agreement”) is executed by the undersigned (the “Transferee”) pursuant to the terms of that certain Amended and Restated Voting Agreement dated as of September 20, 2002 (the “Agreement”) by and among the Company and certain of its Stockholders. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Adoption Agreement, the Transferee agrees as follows:
          (a) Acknowledgment. Transferee acknowledges that Transferee is acquiring certain shares of the capital stock of the Company (the “Stock”), subject to the terms and conditions of the Agreement.
          (b) Agreement. Transferee (i) agrees that the Stock acquired by Transferee shall be bound by and subject to the terms of the Agreement, and (ii) hereby adopts the Agreement with the same force and effect as if Transferee were originally a Party thereto.
          (c) Notice. Any notice required or permitted by the Agreement shall be given to Transferee at the address listed beside Transferee’s signature below.
          EXECUTED AND DATED this                      day of                     ,                   .

TRANSFEREE:
By:
Name and Title

Address:

Fax:

Accepted and Agreed:
DEMANDTEC, INC.

By:
Title: